Barclays Capital CEO Energy - Power Conference September 2011 Exhibit 99.1

Corporate Headquarters
Contacts
Plains Exploration & Production Company
700 Milam, Suite 3100
Houston, Texas 77002
Forward-Looking Statements
This presentation is not for reproduction or distribution to others without PXP’s consent.
Corporate Information
James C. Flores – Chairman, President & CEO
Winston M. Talbert – Exec. Vice President & CFO
Hance V. Myers, III – Vice President
Corporate Information Director
Joanna Pankey – Manager, Shareholder Services
Phone: 713-579-6000
Toll Free: 800-934-6083
Email: investor@pxp.com
Web Site: www.pxp.com
Except for the historical information contained herein, the matters discussed in this presentation are “forward-looking statements” as defined by the Securities and Exchange Commission.  These
statements involve certain assumptions PXP made based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances.
The forward-looking statements are subject to a number of known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially.  These risks and uncertainties include, among other things, uncertainties inherent in the exploration for and development and production of oil and gas and in estimating reserves, the timing and closing of acquisitions and divestments, unexpected future capital expenditures, general economic conditions, oil and gas price volatility, the success of our risk management activities, competition, regulatory changes and other factors discussed in PXP’s filings with the SEC.
References to quantities of oil or natural gas may include amounts that the Company believes will ultimately be produced, but that are not yet classified as "proved reserves" under SEC definitions.

PXP Today
•
$9.0 billion enterprise value
(1)
•
416 MMBOE proved reserves YE 2010
•
97.7 MBOE per day production for 2Q 2011
•
+2.2 billion BOE resource potential
•
141.0 million shares outstanding
(2)
(1) Reflects stock price and total debt as of June 30, 2011.
(2) As of June 30, 2011.

WTI NYMEX Historical Prices and
Forward Curves
Source: Goldman Sachs, NYMEX, ICE
July 14, 2006
March 7, 2003
October 26, 2004
July 14, 2008
September 3, 2008
October 25, 2010
September 1, 2011
20
30
40
50
60
70
80
90
100
110
120
130
140
150
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

Jun-10
Jul-10
Aug-10
Sep-10
Oct-10
Nov-10
Dec-10
Jan-11
Feb-11
Mar-11
Apr-11
May-11
Jun-11
Jul-11
Aug-11

PXP California Spot Crude Index
vs. NYMEX  WTI
Source: Morgan Stanley Commodities, NYMEX, Platts, Chevron Corp.
PXP California Spot Crude Index is based on the weighting of the crudes according to expected 2012 production.
60.00
70.00
80.00
90.00
100.00
110.00
120.00
PXP California Spot Crude Index NYMEX WTI Rolling Front Month
Units: $/bbl

PXP

1,000 Bbls/day
0
200
400
600
800
1000
1200
0%
20%
40%
60%
80%
100%
120%
Apr-00
Oct-00
Apr-01
Oct-01
Apr-02
Oct-02
Apr-03
Oct-03
Apr-04
Oct-04
Apr-05
Oct-05
Apr-06
Oct-06
Apr-07
Oct-07
Apr-08
Oct-08
Apr-09
Oct-09
Apr-10
Oct-10
Apr-11

6 West Coast Crude Oil Market Declining Domestic Source Strengthens Local Posted Prices Declining ANS Production Midway Sunset % of NYMEX WTI Source: Barclays Capital and PXP.

PXP Crude Oil Marketing Strategy
•
Crude oil realization moves from ~92% NYMEX to 101%-103%
of NYMEX, which is 85% of total liquids production
(1)
•
Total liquids realization moves from ~89% NYMEX to 93-95%
NYMEX (1) , due to NGL’s and condensate discounts
•
Crude slate beginning 2012 will be:
•
Aligned crude realizations with world prices to increase cash flow in 2012 by over $150 million
(1) Estimates based on August 2011 price outlook.
(2) Using August 31, 2011 WTI  NYMEX at $88.81.
Percentage of
NYMEX
(2)
Approx. Quality and
Transportation Discount
Net Price
(2)
74% California Spot 118% ($2.00)/Bbl $103/Bbl
18% Louisiana Light
Sweet
130% ($8.00)/Bbl $107/Bbl
8% NYMEX 100% ($1.00)/Bbl $  88/Bbl

PXP

PLAINS EXPLORATION & PRODUCTION COMPANY

Impact on Est. Cash Flow From Operating Activities[(1)]

	2011	2012
+/- $1.00/Mcf	~$100 Million	~$110 Million
+/- $6.50/Bbl	~$100 Million	~$140 Million

8 Cash Flow Sensitivities (1) Excludes impact of derivatives.

Operated
CapEx Transition Profile
2009 2011E 2010
Oil vs. Gas
Operated vs. Non-Operated
2009 2011E 2010
Includes Eagle Ford acquisition and excludes Gulf of Mexico shallow water assets as of 12/30/2010 .
2012E
2012E
Oil + Liquids
9
7%
93%
30%
70%
76%
24%
87%
13%
25%
75%
36%
64%
65%
35%
62%
38%
Gas + Exploration
Non-operated

2011 Capital Allocation
Capital Program
(1) Includes development, exploitation, real estate, capitalized interest and G&A costs but does not include additional capital for exploratory successes.
Haynesville
California
Cap G&A, Interest
and Other
(1)
Granite Wash
Eagle Ford
2011 Budget
$1.5 Billion
Lucius

PXP
Operational Plan at $100 Oil
PXP Net Production Oil & Gas Cash Flow
(1)(2)
(1) Oil and Gas revenues minus lease expenses.
(2) Assumes $100/Bbl of oil and natural gas pricing of $4.50/MMBtu in 2011, $100/Bbl of oil and natural gas pricing of $5.00/MMBtu in 2012, and $100/Bbl of oil and natural gas pricing of $6.00/MMBtu 2013 and beyond.
(3) Represents cash flow at forecasted 2011 differentials.
(4) Includes impact of recently announced crude oil marketing contracts for California and Eagle Ford volumes.
Oil & Gas Capital Cash Flow
(4)
Cash Flow
(3)
Production
GOM Oil Production
Starts 2014
Reduce Haynesville
Spending 2012
11
200
175
150
125
100
75
50
25
0
$1500 MM
$1700 MM $1700 MM
$1700 MM
$1500 MM
2011E 2012E 2013E 2014E 2015E
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0

Oil/Liquids Operational Strategy
Focused Oil/Liquids Growth Strategy
•
Increase total company oil/liquids volumes
at a 17% CAGR through 2016 with current
development portfolio
•
Approximately 87% of 2012 CapEx
directed toward oil/liquids assets

PXP

Asset	Operator	Est. % of 2011 Capital
California	PXP	20%
Eagle Ford	PXP/EOG	25%
Granite Wash	PXP	15%
Lucius	APC	5%
Mowry Shale	PXP	2%
Monterey Shale	PXP	1%

13 Oil/Liquids Assets

California Oil
Onshore/Offshore
Los
Angeles
Basin
San Joaquin
Valley
Arroyo
Grande
Pt Pedernales
Pt Arguello
•
211 MMBOE Net Proved Reserves
•
272 MMBOE Net Development
Resource Potential
•
70% Proved Developed
•
14 yr R/P
•
2,000+ future well locations
The shaded areas are for illustrative purposes only and do not reflect actual leasehold acreage.

PXP

PLAINS EXPLORATION & PRODUCTION COMPANY

PXP Net Production
Oil & Gas Cash Flow(1)(2)
MBOE/D
75
60
45
30
15
0
$1,500
$1,200
$900
$600
$300
$0
MM$
$312 MM
$307 MM
$344 MM
$368 MM
$410 MM
2011E
2012E
2013E
2014E
2015E
Production
Cash Flow(3)
Cash Flow(4)
Capital

California Oil
Operational Plan
January 1, 2010 Project Cost Forward F&D: $9.87/BOE
(2)
PXP Interest:                                                    98% WI / 86% NRI
Potential Net Locations: 2,000+
Proved Net Reserves:                                             211 MMBOE
Net Development Resource Potential:
272 MMBOE
Average Gross Well Cost:
$1.2 MM
Average Gross EUR per Well: 135 MBOE
(1) Oil and Gas revenues minus lease expenses.
(2) Assumes $100/Bbl of oil and natural gas pricing of $4.50/MMBtu in 2011, $100/Bbl of oil and natural gas pricing of $5.00/MMBtu in 2012, and $100/Bbl of oil and natural gas pricing of $6.00/MMBtu 2013 and beyond.
(3) Represents cash flow at forecasted 2011 differentials.
(4) Includes impact of recently announced crude oil marketing contracts for California volumes.

Legend
PXP ACREAGE
OIL WINDOW
GAS CONDENSATE WINDOW
DRY GAS WINDOW
WILSON
ATASCOSA
EOG
EOG
EOG
PXP
MUR
COP
PXD

Eagle Ford Horizontal Oil Play
•
PXP acreage position
~58,700 net acres
•
4 to 6 rigs running in 2011
•
Depth to Eagle Ford Top
~9,500' - 11,500' TVD
TEXAS
Walker
Kimble
Lee Travis
Milam
Llano
Burnet
Mason
Gillespie
Grimes
Matagorda
Williamson
Fort Bend
Brazos
Waller
Burleson
Webb
Duval
Frio
Kerr
Edwards
Bee
Uvalde
Bexar
Zavala
Medina
Dimmit
La Salle
Real
Maverick
Lavaca
Goliad
Atascosa
Hays
Fayette
Wharton
De Witt
Live Oak
Wilson
Victoria
McMullen
Bastrop
Gonzales
Nueces
Colorado
Karnes
Kleberg
Blanco
Bandera
Austin
Jackson
Refugio
Comal
Jim Wells
Kendall
Guadalupe
Caldwell
San Patricio
Washington
Calhoun
Aransas
Location Map
The shaded area is for illustrative purposes only and does not reflect actual leasehold acreage.

PXP Net Production
Oil & Gas Cash Flow(1)(2)
30
25
20
15
10
5
0
MBOE/D
$900
$750
$600
$450
$300
$150
$0
$MM
$400 MM
$528 MM
$514 MM
$533 MM
$514 MM
2011E
2012E
2013E
2014E
2015E
Production
Cash Flow(3)
Cash Flow(4)
Capital

Eagle Ford Horizontal Oil Play
Operational Plan
September 1, 2010 Project Cost Forward F&D: $18.81/BOE
(2)
PXP Interest:                                                    73% WI/  56% NRI
Potential Net Locations: 487
Net Development Resource Potential:
170 MMBOE
Average Gross Well Cost:
$7.0 MM
Average Gross Resource Potential per Well: 483 MBOE
(1) Oil and Gas revenues minus lease expenses.
(2) Assumes $100/Bbl of oil and natural gas pricing of $4.50/MMBtu in 2011, $100/Bbl of oil and natural gas pricing of $5.00/MMBtu in 2012, and $100/Bbl of oil and natural gas pricing of $6.00/MMBtu 2013 and beyond.
(3) Represents cash flow at forecasted 2011 differentials.
(4) Includes impact of recently announced crude oil marketing contract for Eagle Ford volumes.

PXP

83
60
Canadian
60
HEMPHILL
33
ROGER M
283
152
Mobeetie
Wheeler
GRAY
WHEELER
83
Sayre

TEXAS
OKLAHOMA

Panhandle Horizontal Liquids Play
Activity Map
•
PXP acreage position
21,400 net acres
•
Five rigs currently operating
•
152 Granite Wash Locations
(PXP WI 93%)
PXP Leases
PXP Producing Wells
Active Drilling
Waiting on Completion
Non PXP
Horizontal Wells
Custer
Washita
Legend
Location Map
Buffalo
Wallow Area
Marvin
Lake
Area
Wheeler
Area
NW. Mendota Area

PXP

MBOE/D
30
24
18
12
6
0
$500
$400
$300
$200
$100
$0
MM$
$286 MM
$210 MM
$187 MM
$199 MM
$131 MM
2011E
2012E
2013E
2014E
2015E
Production
Cash Flow
Capital

Oil & Gas Cash Flow
(1)(2)
Panhandle Horizontal Liquids Play
Operational Plan
January 1, 2010 Project Cost Forward F&D: $9.79/BOE or $1.62/Mcfe
(2)
PXP Interest:                                                    93% WI / 74% NRI
Net Acreage:
21,400
Potential Locations:                                             152
Net Resource Potential:
119.5 MMBOE
Average Gross Well Cost:
$8.2 MM
Average Gross EUR per Well: 1.1 MMBOE
PXP Net Production
(1) Oil and Gas revenues minus lease expenses.
(2) Assumes $100/Bbl of oil and natural gas pricing of $4.50/MMBtu in 2011, $100/Bbl of oil and natural gas pricing of $5.00/MMBtu in 2012, and $100/Bbl of oil and natural gas pricing of $6.00/MMBtu 2013 and beyond.

PXP

N
W
E
S
Montana
Wyoming
BIG HORN
PARK
HOT SPRINGS
WASHAKIE

Location Map

Mowry Shale Horizontal Oil Play
Big Horn Basin, Wyoming
• PXP acreage position
106,300 net acres
• Proven source rock
• Petrophysical characteristics
of successful oil shale plays
• Depth Range
~6,000' to 10,000'
• Shale Thickness Range
~250' to 400'
• Currently completing second
well
• Two additional wells planned
for 2012
Legend
PXP LEASES
PXP DRILLING
OIL FAIRWAY
Oil Fairway
Mowry Oil
Production
Mowry Gas
Production
Drilled
but not completed
Drilled and completed in June 2011. This test produced
high-quality oil in small quantities.

PXP

PLAINS EXPLORATION & PRODUCTION COMPANY

San Luis Obispo
San Luis Obispo
Bakersfield
Kern
Santa Maria
nta Barbara
Goleta
Ventura
Los Angeles
Los Angeles
Long Beach
Orange

Legend
PXP ACREAGE
PXP
MONTEREY
PRODUCTION
OXY DISCOVERY
VENOCO
ACTIVITY
*
• PXP acreage position
86,000 net acres
• Acquiring 3D seismic data
over key assets
• Potential exploratory wells
planned in 2011
Monterey Shale Oil Play
Location Map
Los Angeles Basin
Los Angeles Basin
Point Pedernales
Point Arguello
Rocky Point
Arroyo Grande
Lompoc
Cymric
Belridge
McKittrick
Midway Sunset
Urban Area
Las Cienegas
Inglewood
Montebello
Pescado
Hondo
San Joaquin Basin
San Joaquin Basin
Santa Maria Basin
Santa Maria Basin
*
Jesus Maria

Lucius Oil Development
•
Lucius Oil Development, Deepwater Gulf of Mexico - project
financing efforts ongoing
•
Coordinating with official Lucius oil project commercial
sanction targeted for year end 2011
•
“Gross resource potential in the Lucius field is approximately
300+ MMBOE” (1)
•
The Hadrian 5 (KC 919-3) well, that is part of the Lucius
unitization agreement, initially “encountered 475 feet of net oil pay” and “drilling ahead to deeper objectives, encountered an additional 250 feet of net oil pay”
(2)
•
600+ MMBOE net resource potential from Phobos and
additional Pliocene, Miocene and Lower Tertiary prospects
(1)
Source: Anadarko Petroleum Corporation (APC)
(2)
Exxon Mobil Corporation (XOM) Q2 2011 Earnings Call Transcript

PXP

874
875
876
919
920
963
964
965
925
926
1004
1005
1007
1008
36
37
38
39
40
41
1
2
80
81
82
83
84
Pliocene
Pliocene
Miocene

ExxonMobil / Hadrian 2
KC 964 OCSG-21451 #1
Source: Wood Mackenzie,
Plains Offshore estimates,
ExxonMobil and BOEMRE
ExxonMobil / Hadrian 1
KC 919 OCSG-21447 #1
LUCIUS Discovery
PHOBOS Prospect
Lucius 1
Lucius 1ST
Lucius 2
Hadrian 3
Hadrian 1
Hadrian 2
Hadrian 4
Phobos 1
•Potential 2012 drill
•25,000 acres higher than oil pay at
Hadrian 2
•Pliocene, Miocene and Wilcox potential
•Structure mapped on seismic
Hadrian 2
•Over 1,000 feet of net sand with
over 400 feet of net oil and gas
pay
Hadrian 1
•Over 900 feet of net sand with over
100 feet of net oil and gas pay
•Kicked off additional delineation
drilling in the complex
Lucius 2
•Over 600 feet of net oil pay in three primary
oil pays
•Deeper targets remaining to be drilled
Lucius 1
•Over 600 feet of net high-
quality oil pay with further
gas condensate pay
•Successful flow test
complete
Hadrian 3
•Over 500 feet of net oil pay
Hadrian 5 (KC 919-3)
•Over 700 feet of net oil pay
Hadrian 4
•Discovery
Hadrian 5
HADRIAN Discovery
Lucius / Hadrian / Phobos Oil Complex
500 MMBOE of Discovered Resource;
1+ BBOE Exploration Upside

PXP
PLAINS EXPLORATION & PRODUCTION COMPANY

MBOE/D
$MM

Net Production
Oil & Gas Cash Flow (1)
Gulf of Mexico Operational Plan
(1) Oil and Gas revenues minus lease expenses.
Capital Cash Flow
Production
24
50
40
30
20
10
0
$1,000
$800
$600
$400
$200
$0
$75 MM
$235 MM
$190 MM
$170 MM
$10 MM
2011E 2012E 2013E 2014E 2015E

+650 Million BOE
Oil/Liquids Development Resource Potential

+550 Million BOE
Oil/Liquids Exploration Resource Potential

+ 6,000 Bcfe
Natural Gas Development Resource Potential

+2.2 Billion BOE Resource Potential
Potential Reserves
272 MMBOE
170 MMBOE
120 MMBOE
106 MMBOE
Region
California
Eagle Ford
Granite Wash
Gulf of Mexico
Potential Reserves
156 MMBOE
30 MMBOE
409 MMBOE
Region
Mowry Shale
Monterey Shale
Gulf of Mexico
6,000 Bcfe
60 Bcfe
Haynesville/Bossier
Rockies

PXP

2012 Projected Operating Cash Flow at $4.50/Mcf

Projected Dry Gas Cash Flow	$ 274 MM

2012 Projected Capital Allocation at $4.50/Mcf

Haynesville	$ 213 MM
South Texas	$ 7 MM
Madden	$ 4 MM
	$ 224 MM
	$ 50 MM

Projected Dry Gas Scenario at $4.50 Mcf • Closely align Natural Gas focused CapEx with Natural Gas generated operating cash flow at $4.50/Mcf 26

MMBOE
800
700
600
500
400
300
200
100
0
360
130
230
64%
416
179
237
57%
520(1)
247
273
53%
602(1)
301
301
50%
705(1)
345
360
51%
2009
2010
2011E
2012E
2013E
Proved Undeveloped
Proved Developed

27 Proved Reserves Target Growth (1) Illustrates estimated reserves using NYMEX pricing. Excludes deepwater Gulf of Mexico.

PXP Targets Over Next 3 Years
•
Grow reserves 15% to 20% per year over the
next 3 years
•
Grow production 10% to 15% per year over the
next 3 years
•
Efficiently manage business focusing on cost
reduction and profitability
•
Maintain active hedging program for secure cash
flow
•
Focus drilling on high liquid development projects
to increase total percentage of oil production

29 Addendum

PXP

PLAINS EXPLORATION & PRODUCTION COMPANY

BALANCE SHEET ($ millions)	12/31/2008	12/31/2009	12/31/2010	6/30/2011
Cash	$ 312	$ 2	$ 6	$ 5
Investment - MMR Common Stock[1]	-	-	664	775
Secured Debt - Senior Revolving Credit Facility	1,305	230	620	310
Unsecured Debt - Senior Notes	1,500	2,420	2,725	3,327
Total Debt	$ 2,805	$ 2,650	$ 3,345	$ 3,637
Net Debt[2]	**$ 2,493**	**$ 2,648**	**$ 2,675**	**$ 2,857**
Net Debt to Proved Reserves ($/BOE)	**$ 8.53**	**$ 7.37**	**$ 6.43**	**$ 6.87[3]**
Debt to Capital	**54%**	**45%**	**50%**	**50%**
Net Debt to Capital	**51%**	**45%**	**44%**	**44%**

Stronger Financial Position
(1) At December 31, 2010 and June 30, 2011 the McMoRan ("MMR") shareswere valued at approximately $664.3 million, and $774.9 million respectively based on MMR's closing stock price of $17.14 on December 31, 2010 and $18.48 on June 30, 2011 discounted to reflect certain restrictions on the marketability of the MMR shares. Under the terms of the stockholder agreement with MMR, we are generally prohibited from transferring any of our shares of MMR until December 30, 2011. In addition, the market price of MMR common stock may decline substantially before we sell them.
(2) Net of Cash and Investment in MMR common stock.
(3) Calculated utilizing December 31, 2010 proved reserves.

(Millions, except for share data)
Quarter
Ended
6/30/2011
Quarter
Ended
6/30/2010
Revenues $        514.8 $        364.6
Production Costs (143.1) (100.7)
General & Administrative (30.8) (30.3)
DD&A & Accretion Expense (155.1) (128.2)
Impairment of Oil & Gas Properties - (59.5)
Other Operating Income 0.3 3.9
Income From Operations $        186.1 $          49.8
Income Before Income Taxes $        212.1 $          91.0
Net Income $        124.9 $          45.4
Earnings Per Share – Diluted $          0.87 $          0.32
Income Statement Summary

“People building value together to find and produce energy resources safely, reliably and efficiently”